UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 25, 2008
RHI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 19, 2008, the Award Subcommittee of the Compensation Committee (the “Award Subcommittee”) of the Board of Directors of RHI Entertainment, Inc. (the “Company”) approved restricted stock unit and stock option awards for William J. Aliber (Chief Financial Officer), Peter von Gal (Chief Operating Officer), Henry S. Hoberman (Executive Vice President, General Counsel & Secretary) and Joel E. Denton (President, Production & Distribution) (collectively, the “Executive Officers”). The grants of stock options were effective on November 19, 2008, and the restricted stock unit awards will be effective on a future date specified in the Award Subcommittee resolutions, and in any event on or prior to December 12, 2008. The restricted stock units and stock options were awarded pursuant to the RHI Entertainment, Inc. 2008 Incentive Award Plan (the “Plan”), filed on August 7, 2008, as Exhibit 10.7 to the Company’s Form 10-Q for the period ending June 30, 2008, the Company’s Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement, the form of which is attached hereto as Exhibit 10.1, and the Company’s Stock Option Grant Notice and Stock Option Agreement, the form of which is attached hereto as Exhibit 10.2.
The number of shares of Company common stock subject to the restricted stock units and stock options granted to each Executive Officer is set forth below. All options have an exercise price equal to $3.54 per share, the closing price per share of the Company’s common stock on November 19, 2008. Subject to the Executive Officer’s continued employment with the Company as of each applicable vesting date, 33-1/3% of the restricted stock units will vest on each of the first three anniversaries of the date of grant. Subject to the executive officer’s continued employment with the Company as of each applicable vesting date, each stock option will vest with respect to 33-1/3% of the shares subject to the option on each of the first three anniversaries of the date of grant. In the event of a “change in control” of the Company, as defined in the Plan and each Restricted Stock Unit Award Agreement or Stock Option Agreement, and under certain circumstances as provided in the Plan and each Restricted Stock Unit Award Agreement or Stock Option Agreement, the stock options and restricted stock unit awards may become fully vested prior to the date of such change in control. The foregoing description of the restricted stock and stock option awards is qualified in its entirety by reference to Exhibits 10.1 and 10.2, which are incorporated herein by reference.
The number of shares of Company common stock subject to the restricted stock unit and stock option awards granted to each Executive Officer on November 19, 2008 is as follows:

	Total # of Restricted	Total # of Option
Name	Stock Unit Awards	Shares
William J. Aliber	30,367	91,102
Peter von Gal	33,128	99,384
Henry S. Hoberman	17,944	53,833
Joel E. Denton	22,085	66,256
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement

10.2	Form of Stock Option Grant Notice and Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC.
(Registrant)

Date: November 25, 2008

	By:	/s/ William J. Aliber

	Name:	William J. Aliber
	Title:	Chief Financial Officer